                                                                   EXHIBIT 10.27



                             FIFTH AMENDMENT TO THE
                 RETAIL MERCHANDISING SERVICE AUTOMATION, INC.
                         EMPLOYEE STOCK OWNERSHIP PLAN



     This Fifth Amendment (the "Amendment") to the Retail Merchandising Service Automation, Inc. Employee Stock Ownership Plan (the "Plan") made this 20th day of June, 1996 by Forseon Corporation (formerly named "Retail Merchandising Service Automation, Inc.") (the "Company"), the sponsoring employer of the Plan.

     WHEREAS, the Company originally adopted this Plan effective July 1, 1985 and has amended the Plan by the First, Second, Third and Fourth Amendments; and

     WHEREAS, the Company has reserved the right to amend the Plan in Article XVII; and

     WHEREAS, effective January 23, 1996 the name of the Company was changed to "Forseon Corporation" and the Company now desires to amend the Plan to reflect such change of the Company's name.

     NOW, THEREFORE, the Plan is amended as follows:

     1. The name of the Plan is changed to be the Forseon Corporation Employee Stock Ownership Plan, and each reference to the "Plan" shall be deemed to be a reference to the Forseon Corporation Employee Stock Ownership Plan.

     The amendment made by this Paragraph 1 shall be effective as of June 20, 1996.

     2. Each reference in the Plan to "Retail Merchandising Service Automation, Inc." or to the "Company" shall be deemed to be reference to Forseon Corporation.

     The amendment made by this Paragraph 2 shall be effective as of June 20, 1996.

     3. Except as expressly provided hereinabove and except to the extent of any miscellaneous conforming changes as may be required to implement these amendments, the provisions of the Plan shall continue in full force and effect as set forth herein.

     IN WITNESS WHEREOF, the Company has caused this Fifth Amendment to the Plan to be executed by its duly authorized officer on this 20th day of June, 1996.


                                        FORSEON CORPORATION



                                        By:        /s/ DAN PAUL
                                           -------------------------------------

                                        Title: President